Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Power Integrations, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bill Roeschlein, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), certify to the best of my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 6, 2009	By:	/s/ BILL ROESCHLEIN
Bill Roeschlein
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.